UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Gates Industrial Corporation plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

 Your Vote Counts!  GATES INDUSTRIAL CORPORATION PLC 1144 FIFTEENTH ST.  SUITE 1400  DENVER, CO 80202  GATES INDUSTRIAL CORPORATION PLC  2025 Annual General Meeting  Vote by June 4, 2025  11:59 PM ET  You invested in GATES INDUSTRIAL CORPORATION PLC and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2025.  Get informed before you vote  View the Notice, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 5, 2025  10:00 A.M. Mountain Time  Virtually at: www.virtualshareholdermeeting.com/GTES2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V2.0  For complete information and to vote, visit www.ProxyVote.com  Control #  V72933-P24971

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  V72934-P24971  1. Election of Directors:  For  Nominees:  1a. Joseph S. Cantie  1b. Fredrik Eliasson  For  1c. James W. Ireland, III  For  1d. Ivo Jurek  For  1e. Stephanie K. Mains  For  1f. Wilson S. Neely  For  1g. Neil P. Simpkins  For  1h. Alicia L. Tillman  For  1i. Molly P. Zhang  For  2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.  For  3. Approve, on an advisory basis, the frequency of future advisory votes to approve the Company’s named executive officer compensation.  1 Year  4. To approve, on an advisory basis, the Directors’ Remuneration Report in accordance with the requirements of the U.K. Companies Act 2006.  For  5. To approve the Directors’ Remuneration Policy in accordance with the requirements of the U.K. Companies Act 2006.  For  6. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending January 3, 2026.  For  7. To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006.  For  8. To authorize the Audit Committee of the Board of Directors to determine the remuneration of Deloitte LLP as the Company’s U.K. statutory auditor.  For  9. To authorize the board of directors to allot equity securities in the Company.  For  10. As a special resolution: Subject to the passing of proposal 9, to authorize the board of directors to allot equity securities without pre-emptive rights.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.